UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2012

Pandora Media, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35198	94-3352630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Webster Street, Suite 1650

Oakland, CA 94612

(Address of principal executive offices, including zip code)

(510) 451-4100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Statement to Investors regarding New Zealand Royalty Structure

In response to investor questions about Pandora Media’s recent beta launch in Australia and New Zealand, Pandora is issuing the following statement:

“Pandora expects to pay less than 25% of revenue for music copyright royalties for authors and performers in New Zealand and associated territories licensed through New Zealand. Pandora and the Phonographic Performance Company of Australia Ltd. (PPCA) each acknowledge that the Rate applying for New Zealand and associated territories in the PPNZ Music Licensing Limited (PPNZ) Pandora Licence does not reflect either party’s view of the appropriate rate for Australia, and may not be relied upon as indicative of the going rate for Australia.”

The information furnished on this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

This report contains forward-looking statements within the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding expected revenue percentages to be paid. These forward-looking statements are based on Pandora’s current assumptions, expectations and beliefs and involve substantial risks and uncertainties that may cause results to materially differ from those expressed or implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: our operation in an emerging market, our relatively new and evolving business model and uncertainties involved in licensing structures and royalty rates in foreign jurisdictions. Further information on these factors and other risks that may affect our business is included in filings we make with the Securities and Exchange Commission (SEC) from time to time, including our Form 10-K for the fiscal year ended January 31, 2012 and our Form 10-Q for the quarter ended April 30, 2012, particularly under the heading “Risk Factors.” All forward-looking statements in this report are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PANDORA MEDIA, INC.

Dated: July 12, 2012	By:	/s/ Steven Cakebread
Steven Cakebread
Executive Vice President and Chief Financial Officer

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